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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 8, 1998
                                                   ------------------------

                            Centennial Cellular Corp.
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             (Exact name of registrant as specified in its charter)

                                     0-19603
                         ------------------------------
                            (Commission File Number)

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
             Delaware                                 06-1242753
 --------------------------------           -------------------------------
    (State other jurisdiction                     (I.R.S. Employer
of incorporation or organization)               Identification Number)

        50 Locust Avenue
     New Canaan, Connecticut                              06840
--------------------------------            -------------------------------
      (Address of principal                           (Zip Code)
       executive offices)
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Registrant's telephone number, including area code     (203) 972-2000
                                                   --------------------


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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     Reference is made to the Press Release of Centennial
Cellular Corp. (the "Company"), issued on December 8, 1998, which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

 (c) Exhibits

The following Exhibit is filed as part of this Current Report on Form 8-K:

99.1 Press Release of the Company, dated December 8, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTENNIAL CELLULAR CORP.

                              By:    /s/ SCOTT N. SCHNEIDER
                                     ----------------------------
                              Name:  SCOTT N. SCHNEIDER
                              Title: Chief Financial Officer,
                                     Senior Vice President and
                                     Treasurer
                                     (Principal Accounting Officer)

Date: December 15, 1998

                                      -3-
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                                  EXHIBIT INDEX
                                  -------------
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Exhibit No.                   Description
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
  99.1                Press Release of the Company, dated December 8, 1998.

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